PROMISSORY NOTE

DUE ON DEMAND

For value received, the sufficiency of which is hereby acknowledged, Envirokare Tech, Inc. (the "Debtor"), hereby acknowledges its indebtedness and promises to pay to the order of Real Morel, or his nominee the principal sum of Thirty-three Thousand, Three Hundred and Thirty Dollars ($33,330) together with interest thereon calculated from and including the 15th day of December, 1998, at a rate of ten per cent (10%) per annum both before and after default.

IN WITNESS WHEREOF the undersigned has hereunder caused the signatures of its duly authorized signatories to be affixed on their behalf on this 15th day of December 1998.

THE COMMON SEAL OF                                   )
ENVIROKARE TECH INC., was                            )
hereunto affixed in the presence of:                 )
                                                     )       c/s
/s/ Charles W. Thomas                                )
------------------------------------                 )
Authorized Signatory                                 )
                                                     )
Real Morel                                           )
------------------------------------                 )
Authorized Signatory                                 )

                             DEMAND PROMISSORY NOTE

For value received, the sufficiency of which is hereby acknowledged, Envirokare Tech, Inc. (the "Debtor"), hereby acknowledges its indebtedness and promises to pay to the order of Real Morel, or his nominee the principal sum of Ten Thousand dollars ($10,000) together with interest thereon calculated from and including the 15th day of December, 1998, at a rate of ten per cent (10%) per annum both before and after default.

IN WITNESS WHEREOF the undersigned has hereunder caused the signatures of its duly authorized signatories to be affixed on their behalf on this 15th day of December 1998.

THE COMMON SEAL OF ENVIROKARE                        )
TECH INC.,                                           )
was hereunto affixed in                              )
the presence of:                                     )
                                                     )          c/s
/s/ Charles W. Thomas                                )
------------------------------------                 )
Authorized Signatory                                 )
                                                     )
Real Morel                                           )
------------------------------------                 )
Authorized Signatory                                 )

                             DEMAND PROMISSORY NOTE

For value received, the sufficiency of which is hereby acknowledged, Envirokare Tech, Inc. (the "Debtor"), hereby acknowledges its indebtedness and promises to pay to the order of Real Morel, or his nominee the principal sum of Three Thousand Six Hundred and Thirty-five dollars and Two cents ($3,635.02) together with interest thereon calculated from and including the 18th day of August, 1998, at a rate of ten per cent (10%) per annum both before and after default.

IN WITNESS WHEREOF the undersigned has hereunder caused the signatures of its duly authorized signatories to be affixed on their behalf on this 18th day of August, 1998.

THE COMMON SEAL OF ENVIROKARE                        )
TECH INC.,                                           )
was hereunto affixed in                              )
the presence of:                                     )
                                                     )          c/s
/s/ Charles W. Thomas                                )
------------------------------------                 )
Authorized Signatory                                 )
                                                     )
Real Morel                                           )
------------------------------------                 )
Authorized Signatory                                 )

                                PROMISSORY NOTE

DUE:  ON DEMAND

For value received, the sufficiency of which is hereby acknowledged, ENVIROKARE TECH, INC. (the "Debtor"), hereby acknowledges its indebtedness and promises to pay to the order of REAL MOREL, or his nominee the principal sum of Five Thousand dollars ($5,000) together with interest thereon calculated from and including the 24th day of September, 1998, at a rate of ten per cent (10%) per annum both before and after default.

SIGNED, at Vancouver, British                        )
Columbia, Canada, this 24th day of                   )
September 1998, by                                   )
ENVIROKARETECH INC.                                  )
in the presence of:                                  )
                                                     )
/s/ Charles W. Thomas                                )
------------------------------------                 )
Signatory                                            )
                                                     )
Real Morel                                           )
------------------------------------                 )
Signatory                                            )

                                PROMISSORY NOTE

DUE:  ON DEMAND

For value received, the sufficiency of which is hereby acknowledged, Envirokare Tech, Inc. (the "Debtor"), hereby acknowledges its indebtedness and promises to pay to the order of Real Morel, or his nominee the principal sum of Ten Thousand dollars ($10,000) together with interest thereon calculated from and including the 16th day of November, 1998, at a rate of ten per cent (10%) per annum both before and after default.

IN WITNESS WHEREOF the undersigned has hereunder caused the signatures of its duly authorized signatories to be affixed on their behalf on this 16th day of November 1998.

THE COMMON SEAL OF                                   )
ENVIROKARE TECH INC., was                            )
hereunto affixed in the presence of:                 )
/s/ Charles W. Thomas                                )      c/s
------------------------------------                 )
Authorized Signatory                                 )
                                                     )
Real Morel                                           )
------------------------------------                 )
Authorized Signatory                                 )